LOOMIS SAYLES VALUE FUND

Supplement dated April 21, 2017 to the Summary Prospectus of the Loomis Sayles Value Fund (the “Fund”), dated March 31, 2017, as may be revised or supplemented from time to time.

Class T shares of the Fund are not currently available for purchase.